                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                    September 13, 2005

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On September 13, 2005, Hancock Holding Company
issued a press release announcing hurricane business recovery update.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated September 13, 2005, headed "Hancock Holding
                             Company Provides Hurricane Business Recovery Update"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 13, 2005

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                                  For More Information Contact
September 13, 2005                                                     Michael Achary, SVP-Treasurer
                                                                       985.789.0033
                                                                       Paul Guichet, VP-Investor Relations
                                                                       228.323.6556

HANCOCK HOLDING COMPANY PROVIDES HURRICANE BUSINESS RECOVERY UPDATE

BATON ROUGE, La.  (September 13, 2005) - Senior  Management of Hancock Holding  Company,  the parent company of Hancock  Bank,  will  provide a live  overview of its  Hurricane  Katrina  business  recovery  efforts on
Wednesday,  September 14, 2005 at 1:00 p.m.  Central Time.  The event will be accessible  through the bank's website  (www.hancockbank.com) and Vcall's Investor Calendar  (www.investorcalendar.com).  For those who are unable to attend the  webcast,  you may dial in and listen to the live  conference  call (877)  407-0783 for persons  calling  from within the U.S. or Canada,  and the number for  international  callers  will be (201)
689-8564.  A telephone  replay will be available two hours following  completion of the webcast.  The replay is accessible to callers from the U.S. and Canada at (877)  660-6853 and to  international  callers at (201)
612-7415. Enter the account number: 286 and conference ID number: 169117.

Hancock Holding Company  (NASDAQ:  HBHC) - the parent company of Hancock Bank  Mississippi,  Hancock Bank of
Louisiana,  Hancock Bank of Florida and Magna  Insurance  Company - has assets of $4.7  billion.  Founded in
1899, Hancock Bank consistently ranks among America's strongest,  safest,  financial  institutions.  Hancock
Bank  operates  103  full-service  offices and more than 130  automated  teller  machines  throughout  South
Mississippi,  Louisiana and the Florida  Panhandle,  as well as subsidiaries  Hancock  Investment  Services, inc. Hancock Insurance Agency, Ross King Walker, J. Everett Eaves and Harrison Finance Company.